UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 15, 2018
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On March 15, 2018, Overstock.com, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for the three months and twelve months ended December 31, 2017. A transcript of the call is attached hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, except as may expressly be set forth in any such filing by specific reference.

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits
The following exhibit is furnished with this report:
99.1 Transcript of March 15, 2018 conference call.

The transcript of our March 15, 2018 conference call and webcast furnished with this Form 8-K may contain forward-looking statements. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including the amount and timing of our capital expenditures, the mix of products we sell, adverse tax, regulatory or legal developments, consumer or regulatory claims regarding the products we offer or sell, the extent to which we owe taxes or are required to collect sales or similar taxes in jurisdictions in which we do not do so, competition, fluctuations in our operating results, any inability to raise capital or borrow funds on acceptable terms, difficulties we may have with our efforts to expand both domestically and internationally, and risks of inventory management and seasonality. Other risks and uncertainties include, among others, risks related to the business our subsidiary Medici Ventures, Inc. is pursuing, our continually evolving business model, and difficulties we may have with our infrastructure, our fulfillment partners or our payment processors, including cyber-attacks or data breaches affecting us or any of them. More information about factors that could potentially affect our financial results is included in our Form 10-K for the year ended December 31, 2017 which was filed with the Securities and Exchange Commission on March 15, 2018. The Form 10-K and our subsequent filings with the Securities and Exchange Commission identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ ROBERT P. HUGHES
Robert P. Hughes
Senior Vice President, Finance and Risk Management
Date:	March 22, 2018

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